    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 14, 2009.

                                                             FILE NO. 333-133701

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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                       POST-EFFECTIVE AMENDMENT NO. 4 TO

                                    FORM S-3

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                        HARTFORD LIFE INSURANCE COMPANY

             (Exact name of registrant as specified in its charter)

                                  CONNECTICUT

         (State or other jurisdiction of incorporation or organization)

                                   06-094148

                    (I.R.S. Employer Identification Number)

                                 P.O. BOX 2999
                        HARTFORD, CONNECTICUT 06104-2999

                    (Address of Principal Executive Office)

                            CHRISTOPHER M. GRINNELL
                        HARTFORD LIFE INSURANCE COMPANY
                                 P.O. BOX 2999
                        HARTFORD, CONNECTICUT 06104-2999
                                 (860) 843-5445

               (Name, address, including zip code, and telephone number, including area code, of agent for service)

Approximate date of commencement of proposed sale to the public: As soon as practicable after the date of this registration statement.

If any of the securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: / /

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. /X/

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box: /X/

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. / /

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This Post-Effective Amendment No. 4 to the Registration Statement on Form S-3
(File No. 333-133701)(the "Registration Statement") is being filed by Hartford Life Insurance Company to deregister all of its modified guaranteed annuity contracts and participating interests therein that are registered on the Registration Statement that have not yet been sold through the Registration Statement as of the effective date of this Post-Effective Amendment No. 4.

                        HARTFORD LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                Glenn D. Lammey
                               Gregory McGreevey
                             Ernest M. McNeill, Jr.
                                John C. Walters

do hereby jointly and severally authorize Richard J. Wirth, Sarah M. Patterson, Christopher M. Grinnell, Shane E. Daly, Jerry K. Scheinfeldt and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form S-3 for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life Insurance Company and do hereby jointly and severally ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Glenn D. Lammey                                   Dated as of October 10, 2008
       ----------------------------------------------------
       Glenn D. Lammey
By:    /s/ Gregory McGreevey                                 Dated as of October 10, 2008
       ----------------------------------------------------
       Gregory McGreevey
By:    /s/ Ernest M. McNeill, Jr.                            Dated as of October 10, 2008
       ----------------------------------------------------
       Ernest M. McNeill, Jr.
By:    /s/ John C. Walters                                   Dated as of October 10, 2008
       ----------------------------------------------------
       John C. Walters


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                                   APPENDIX A

Hartford Life Insurance Company Power of Attorney
Dated as of October 10, 2008
Filed on Form S-3
File Numbers:

333-133693
333-133701
333-133695
333-133694
333-133707

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Town of Simsbury, State of Connecticut on this 14th day of August, 2009.

HARTFORD LIFE INSURANCE COMPANY
(Registrant)

By:    John C. Walters                      *By:   /s/ Shane Daly
       -----------------------------------         -----------------------------------
       John C. Walters,                            Shane Daly
       Chief Executive Officer,                    Attorney-in-Fact
       President and Chairman of the
       Board*

HARTFORD LIFE INSURANCE COMPANY
(Depositor)

By:    John C. Walters
       -----------------------------------
       John C. Walters,
       Chief Executive Officer,
       President and Chairman of the
       Board*

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons and in the capacity and on the date indicated.

Glenn D. Lammey, Chief Financial Officer, Executive Vice
 President, Director*
Gregory McGreevey, Executive Vice President
 and Chief Financial Officer, Director*
Ernest M. McNeill, Jr., Chief Accounting Officer,
 Senior Vice President*
John C. Walters, Chief Executive Officer,
 President and Chairman of the Board*                              *By:   /s/ Shane Daly
                                                                          -----------------------------------
                                                                          Shane Daly
                                                                          Attorney-in-Fact
                                                                   Date:  August 14, 2009

333-133701